UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

CORUS BANKSHARES, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On February 9, 2009, Corus Bank, N.A. (the “Bank”), a wholly owned subsidiary of Corus Bankshares, Inc. (the “Company”) entered into a Retention Bonus Agreement (the “Agreement”) with certain employees of the Bank, including its Principal Financial Officer, Michael E. Dulberg, and a named executive officer, Randy P. Curtis. Under the terms of the Agreements, both Messrs. Dulberg and Curtis will receive a bonus of $125,000 to be paid no later than February 13, 2009. Except under certain conditions as stated in the Agreement, if either individual terminates his employment with the Bank prior to August 1, 2009, the payment made to the individual is rescinded and must be repaid to the Bank.

A copy of the form of the Retention Bonus Agreement is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99	Form of Retention Bonus Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

February 12, 2009	By:	/s/ Robert J. Glickman

Robert J. Glickman
President and Chief Executive Officer
(Principal Executive and duly authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description
99	Form of Retention Bonus Agreement